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                                                                   EXHIBIT 10.60

                       SECOND AMENDMENT TO SECOND AMENDED
                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENT

      This Second Amendment to the Second Amended Executive Officer Employment Agreement ("Second Amendment") is made effective as of September 15, 2003 by and between CALLAWAY GOLF COMPANY, a Delaware corporation (the "Company") and RONALD
A. DRAPEAU ("Employee").

      A. The Company and Employee are parties to that certain Second Amended Executive Officer Employment Agreement entered into as of June 1, 2002, as amended by a First Amendment entered into as of March 1, 2003 (as amended, the "Second Amended Agreement").

      B. The Company and Employee desire to amend the Second Amended Agreement pursuant to Section 15 of the Agreement, in the manner set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and other consideration, the value and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

      1. Section 2(a) of the Agreement is amended to read as follows:

            "(a) Effective September 15, 2003, Mr. Drapeau shall serve as Chairman of the Board and Chief Executive Officer of the Company. Mr. Drapeau's duties shall be the usual and customary duties of the offices in which Mr. Drapeau serves. Mr. Drapeau shall report to the Board of Directors of the Company."

      2. But for the amendments contained herein, and any other written amendments properly executed by the parties, the Second Amended Agreement shall otherwise remain unchanged.

      3. This Second Amendment is subject to the approval of the Board of Directors of the Company or appropriate committee thereof.

      IN WITNESS WHEREOF, the parties have executed this Second Amendment on the dates set forth below, to be effective as of the date first written above.

EMPLOYEE                                    COMPANY

                                                 Callaway Golf Company,
                                                 a Delaware corporation


/s/ RONALD A. DRAPEAU/                      By:  /s/ STEVEN C. McCRACKEN
-------------------------------                  ---------------------------
Ronald A. Drapeau                                Steven C. McCracken
                                                 Senior Executive Vice President
                                                 and Chief Legal Officer

Dated:      9/23/03                              Dated:       09-23-03
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